UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VALEANT PHARMACEUTICALS
INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

SUPPLEMENT TO MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2013

Annual Meeting

The information contained herein supplements, and should be read in conjunction with, the Management Proxy Circular and Proxy Statement of Valeant Pharmaceuticals International, Inc. (the “Company”) dated April 11, 2013 (the “Proxy Statement”), which was mailed, along with the accompanying form of proxy (the “Proxy Card”), on or about April 3, 2013 to shareholders of record as of April 3, 2013, in connection with the solicitation of proxies by management of the Company for the 2013 Annual Meeting of Shareholders (the “Annual Meeting” or “Meeting”) to be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Tuesday, May 21, 2013, at 9:00 a.m., local time. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Modification of the proposed Articles

Proposal No. 4 of the Proxy Statement proposes to continue the Company into British Columbia (the “Continuance”) under the British Columbia Business Corporations Act (the “BCBCA”). If Proposal No. 4 is approved by shareholders, as of the effective date of the Continuance, the Company’s current Articles and By-laws under the Canada Business Corporations Act will be replaced with a Notice of Articles and Articles (the “New Articles”) under the BCBCA. The New Articles are attached as Appendix 1 to the Proxy Statement.

As described in the Proxy Statement, the New Articles contain an advance notice requirement for director nominations (the “Advance Notice Provision”). which provides that shareholders seeking to nominate candidates for election as directors must provide timely notice in writing to the Company in accordance with the terms of such provision. This Supplement modifies the Advance Notice Provision.

Based on further consideration of the Advance Notice Provision after the Company mailed the Proxy Statement to you, the Company has decided to modify the Advance Notice Provision to provide that, in the case of an annual general meeting, a shareholder’s notice must be received by the Company no later than the close of business on the 50th day before the meeting date; provided, however, that if the date (the “Notice Date”) on which first public announcement of the date of the annual general meeting was made is less than 60 days prior to the date of the annual general meeting, a shareholder’s notice must be received by the Company no later than the close of business on the 10th day following the Notice Date. The full text of the Advance Notice Provision, as so revised, is attached hereto as Appendix 1.

The Board of Directors recommends that the shareholders vote FOR Proposal No. 4, as modified by this Supplement.

Voting; Revocability of Proxies

If you have already submitted a proxy to vote your shares, either by returning a completed Proxy Card or voting instruction form or by Internet or telephone voting, you do not need to re-submit your proxy unless you wish to change your vote. Proxy votes already returned by shareholders will remain valid and will be voted at the Meeting unless revoked. If you have not yet voted your shares, please do so as soon as possible. You may vote by following the instructions for voting as described in the Proxy Statement.

If you are a non-registered shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form or proxy form with a later date, or at a later time in the case of voting by telephone or through the Internet. Otherwise, contact your Intermediary if you want to revoke your proxy or change your voting instructions, or if you change your mind and want to vote in person. Any new voting instructions given to intermediaries in connection with the revocation with proxies must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Friday, May 17, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the rescheduled Meeting.

If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again by telephone or over the Internet as instructed in the Proxy Statement, by signing and dating a new Proxy Card and submitting it as instructed in the Proxy Statement, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting, or by voting by ballot at the Annual Meeting. If you choose to submit a proxy multiple times whether by telephone, over the Internet or by mail, or a combination thereof, only your latest vote, not revoked and received prior to 11:59 p.m. (Eastern Daylight Time) on Friday, May 17, 2013 (or 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting) will be counted. A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, attendance at the Annual Meeting by a registered shareholder who has voted by proxy does not alone revoke such proxy.

Other Matters

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. As of the date of this Supplement, the Board of Directors knows of no other matters which are likely to come before the Meeting other than those presented in the Proxy Statement. If any other matters are properly presented for consideration at the Meeting, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of the Board of Directors and the authority to do so is included in the Proxy.

May 10, 2013

Appendix 1

Text of Revised Advance Notice Provision

Text of Revised Article 14.2(3)

(3)	To be timely, a Nominating Shareholder’s notice to the Company must be made:

(a) in the case of an annual general meeting, not later than the close of business on the 50th day prior to the date of the annual general meeting of shareholders; provided, however, in the event that the annual general meeting of shareholders is to be held on a date that is less than 60 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and

(b) in the case of a special meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

Notwithstanding the provisions of this Article 14.2, in no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.